[LETTERHEAD OF BIOFORCE NANOSCIENCES]

                                                       September 6, 2006

BioForce Nanosciences Holdings, Inc.
1615 Golden Aspen Drive
Suite 101
Ames, Iowa 50010

      Re: Lock-up / Leak-out Agreement - [name of stockholder]

Gentlemen:

      Please be advised that I desire to have my shares of common stock of BioForce Nanosciences Holdings, Inc., a Nevada corporation (the "Company"), as designated below, included in the Company's proposed registration statement to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 (the "Securities Act").

      My shares of the Company's common stock that will be subject to this letter are represented by the stock certificate(s) depicted below, which are registered in my name and/or beneficially owned by me (the "Shares").

      In order to assist in fulfilling the Company's intended corporate endeavors and to help in maintaining an orderly public trading market, I hereby agree that commencing on the date the registration statement is declared effective by the SEC (the "Effective Date"), I will abide by the following terms in connection with my Shares:

      1. For a period of six (6) months from the Effective Date, I agree not to sell, transfer, pledge or otherwise dispose of more than ten percent (10%) of the beneficial interest in the total number of my Shares indicated below.

      2. For the period commencing six (6) months from the Effective Date and for the six (6) months immediately thereafter, I agree not to sell, transfer, pledge or otherwise dispose of more than ten percent (10%) of the beneficial interest in the total number of my Shares indicated below.

      3. Commencing one (1) year following the Effective Date of the proposed registration statement, the lock-up provisions of this letter will no longer apply and I will be permitted to sell my Shares, except as may be otherwise prohibited or restricted by the Securities Act and the rules and regulations promulgated thereunder.

      I hereby acknowledge that the 10% permitted to be sold in the first six months from the Effective Date is not cumulative with the second six month period. Therefore, regardless of the number of shares sold during the first six months (no more than 10% of the Shares), the maximum permitted to be sold in the second six months will be 10% of the number of Shares depicted below.

      In order to enable the aforesaid covenants, I hereby consent to the Company's transfer agent placing appropriate restrictive legends on the certificate(s) representing my Shares and/or stop-transfer orders with respect to the stock certificate(s) representing the Shares.

      By affixing my signature to this letter, I hereby agree to permit my Shares to be included in the Company's proposed registration statement and also agree to accept and abide by the terms and conditions set forth above. I further agree to comply with any and all other rules and regulations of the Securities Act that may be applicable to the Company's registration statement and to the execution of this letter.

Dated:___________________________

                                              __________________________________
                                              Signature

Number of shares:________________             __________________________________
Certificate No.:_________________             Name (please print)

Acknowledged and agreed to by:
BioForce Nanosciences Technologies, Inc.

By:______________________________
   Eric Henderson, CEO